Credit Suisse Global Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2006


Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			Wellpoint Inc


Date Purchased:			1/5/06


Price Per Share:		$99.83


Shares Purchased
by the Portfolio *:		265


Total Principal Purchased
by the Portfolio *:		$264,557.45


% of Offering Purchased
by the Portfolio:		.04%


Broker:				BanK of America


Member:				Co-Manager




Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			CIT Group Holdings Inc Notes


Date Purchased:			1/23/06


Price Per Share:		$99.89


Shares Purchased
by the Portfolio *:		450


Total Principal Purchased
by the Portfolio *:		$449,482.50


% of Offering Purchased
by the Portfolio:		.06%


Broker:				Lehman brothers Inc.


Member:				Co-Manager




Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			Residential Capital Corp.


Date Purchased:			2/15/2006


Price Per Share:		$99.60


Shares Purchased
by the Portfolio *:		1,080


Total Principal Purchased
by the Portfolio *:		$1,075,680

% of Offering Purchased
by the Portfolio:		.07%


Broker:				Bank Of America


Member:				Joint Lead Manager



Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			Residential Capital


Date Purchased:			4/11/2006


Price Per Share:		$99.71


Shares Purchased
by the Portfolio *:		670


Total Principal Purchased
by the Portfolio *:		$668,070.40

% of Offering Purchased
by the Portfolio:		.04%


Broker:			        Citigroup Global Markets


Member:				Co-Manager


Portfolio:			Credit Suisse Global Fixed Income Fund


Security:			American Express Corp


Date Purchased:			7/27/2006


Price Per Share:		$99.71


Shares Purchased
by the Portfolio *:		215


Total Principal Purchased
by the Portfolio *:		$214,367.9

% of Offering Purchased
by the Portfolio:		.03%


Broker:			   Citigroup Global Markets


Member:				Joint Lead Manager